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                             RUSSELL INSURANCE FUNDS

                          Supplement Dated June 1, 1997
                         To Prospectus dated May 1, 1997

Effective June 1, 1997, Russell Insurance Funds makes the following changes to its prospectus.

The third paragraph under the heading "General Management of the Funds" is amended to read as follows:

The responsibility of overseeing the Money Managers rests upon the officers and employees of FRIMCo. These officers and employees, including their business experience for the past five years, are identified below:


     - Randall P. Lert, who has been Chief Investment Officer of FRIMCo since 1989.

     - Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994. From 1990 to 1994, Ms. Carter was a Client Executive in the Investment Group of the Frank Russell Company. Ms. Carter jointly with another portfolio manager identified herein has primary responsibility for management of the Non-U.S. Fund.

     - James M. Imhof, Manager of Portfolio Trading of FRIMCo, who has supervised the day to day management of the FRIMCo managed funds and ongoing analysis and monitoring of such funds money managers since 1989.

     - Randal C. Burge, who has been a Portfolio Manager of FRIMCo since June 1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge has primary responsibility for management of the Core Bond Funds and jointly with another portfolio manager identified herein has primary responsibility for Management of the Non-U.S. Fund.

     -    Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
          January 1996.   From 1988 to 1996, Mr. Trittin was director of the US
          Equity Manager Research Department with Frank Russell Company. Mr. Trittin jointly with another portfolio manager identified herein has primary responsibility for management of the Aggressive Equity and Multi-Style Equity Funds.

     - C. Nola Williams, who has been a Portfolio Manager of FRIMCo since January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Frank Russell Company. Ms. Williams jointly with

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          another portfolio manager identified herein has primary responsibility for management of the Aggressive Equity and Multi-Style Equity Funds.